                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                         the Securities Exchange Act of 1934


                                     MAY 15, 1996
                                  ------------
                                   (Date of Report)


                         INTERNET COMMUNICATIONS CORPORATION
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                (Exact name of Registrant as specified in its charter)


                                       COLORADO
                            ----------------------
                    (State or other jurisdiction of incorporation)



              0-19578                                   84-1095516
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         (Commission File Number) (IRS Employer Identification Number)


            7100 E. BELLEVIEW AVE., SUITE 201, ENGLEWOOD, COLORADO  80111
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         (Address of principal executive offices including zip codes)

                                    (303) 770-7600
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                 (Registrant's telephone number including area code)


                                    NOT APPLICABLE
               -------------------------------------------------------
            (Former name of former address, if changed since last report)



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This report consists of _______ sequentially numbered pages including exhibits.








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ITEM 5.  OTHER EVENTS.

    On May 14, 1996, Internet Communications Corporation (the "Registrant") entered into a letter of intent with Interwest Group, Inc. ("Group") in which all outstanding shares of capital stock of Interwest Communications C.S. Corporation ("Interwest"), a Colorado corporation and a wholly-owned subsidiary of Group, would be exchanged for shares of common stock, no par value, of the Registrant, such that the number of shares of the Registrant's common stock issued to Group would equal 49.0% of the shares of the Registrant's common stock issued and outstanding immediately following consummation of the share exchange, without taking into account the issuance of certain shares of the Registrant's common stock after the date of the letter of intent (including shares issuable upon conversion of the convertible promissory note of the Registrant referred to herein) and (2) the proposed acquisition by Group on or about May 31, 1996, of a promissory note issued by the Registrant in the pricipal amount of $900,000 that, in the event of a failure of the Registrant to repay in full the principal amount thereof and all interest accrued thereon at the maturity thereof (whether at the scheduled maturity of December 31, 1996, on the date of any required prepayment or upon acceleration), is convertible into 300,000 shares of the Registrant's common stock at $3.00 per share.

    In addition, the letter of intent provides that each party, prior to closing, shall obtain consents from its shareholders, creditors, governmental authorities and such other consents as the parties deem appropriate. Each party has further warranted to cooperate fully in preparing and executing the definitive Stock Exchange Agreement and permit access to their respective books and records relating to their respective operations, assets, obligations and liabilities. The closing of the Registrant's promissory note is to occur not later than May 31, 1996 and the share exchange is to occur not later than August 1, 1996. The Registrant's Board of Directors will be increased from four (4) to seven (7) members with three (3) members to be appointed by Group to serve until the next annual meeting of the Registrant's shareholders.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits.      Letter of Intent, dated May 14, 1996 between the
                        Registrant and Interwest Group, Inc.

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                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       INTERNET COMMUNICATIONS CORPORATION


                                       By:  /s/ Thomas C. Galley
                                           --------------------------------
                                           Thomas C. Galley, President

Date: May 15, 1996


                                         -4-
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ITEM 5. OTHER EVENTS.

    On May 1, 1996, Internet Communications Corporation (the "Registrant") entered into a letter of intent with Interwest Group, Inc. ("Group") in which all outstanding shares of capital stock of Interwest Communications C.S. Corporation ("Interwest"), a Colorado corporation and a wholly-owned subsidiary of Group, would be exchanged for shares of common stock, no par value, of the Registrant, such that the number of shares of the Registrant's common stock issued to Group would equal 49.0% of the shares of the Registrant's common stock issued and outstanding immediately following consummation of the share exchange, without taking into account the issuance of certain shares of the Registrant's common stock after the date of the letter of intent (including shares issuable upon conversion of the convertible promissory note of the Registrant referred to herein) and (2) the proposed acquisition by Group on or about May 31, 1996, of a promissory note issued by the Registrant in the principal amount of $900,000 that, in the event of a failure of the Registrant to repay in full the principal amount thereof and all interest accrued thereon at the maturity thereof (whether at the scheduled maturity of December 31, 1996, on the date of any required prepayment or upon accleration), is convertible into 300,000 shares of the Registrant's common stock at $3.00 per share.

    In addition, the letter of intent provides that each party, prior to closing, shall obtain consents from its shareholders, creditors, governmental authorities and such other consents as the parties deem appropriate. Each party has further warranted to cooperate fully in preparing and executing the definitive Stock Exchange Agreement and permit access to their respective books and records relating to their respective operations, assets, obligations and liabilities. The closing of the Registrant's promissory note is to occur not later than May 31, 1996 and the share exchange is to occur not later than August 1, 1996. The Registrant's Board of Directors will be increased from four (4) to seven (7) members with three (3) members to be appointed by Group to serve until the next annual meeting of the Registrant's shareholders.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.     Letter of Intent, dated May 14, 1996 between the
                        Registrant and Interwest Group, Inc.


                                         -2-
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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        INTERNET COMMUNICATIONS CORPORATION


                                        By:  /s/ Thomas C. Galley
                                            --------------------------------
                                            Thomas C. Galley, President

Date: May 15, 1996


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